UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 15, 2009

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Market 2000+ HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-16087 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective July 1, 2009, due to the 1 for 20 reverse stock split of American International Group, Inc., the quantity of shares of American International Group, Inc. represented by each 100 share round lot of Market 2000+ HOLDRS decreased from 2 shares to 0.1 shares.  As a result, once the allocation was completed by the Depositary Trust Company, deposits of American International Group, Inc. for creations of Market 2000+ HOLDRS decreased to 0.1 shares per round lot of 100 Market 2000+ HOLDRS.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Market 2000+ HOLDRS Trust Prospectus Supplement dated September 15, 2009 to Prospectus dated March 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: September 15, 2009	By:	/s/ Ninon B. Marapachi
	Name:	Ninon B. Marapachi
	Title:	Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Market 2000+ HOLDRS Trust Prospectus Supplement dated September 15, 2009 to Prospectus dated March 11, 2009.